Filed Pursuant to
                                                        Rule 497(e) under the
                                                      Securities Act of 1933.


           THE ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA
                           The Allegiance Variable Annuity

                          Supplement dated November 1, 1996
                                to the Prospectus dated
                                     May 1, 1996


The paragraph on page 33 of the prospectus captioned "Distributor of the Contracts" has been modified as follows:

        Jefferson-Pilot Investor Services, Inc., is the principal underwriter of the Contracts. Jefferson-Pilot Investor Services, Inc. may enter one or more contracts with various broker-dealers for the distribution of the Contracts. Commissions of up to 8.5% of Premium Payments may be paid on Contract sales as currently permitted by National Association of Securities Dealers ("NASD") rules and regulations. In certain circumstances, commissions may be paid in installments over time. Jefferson Pilot Investor Services, Inc. is a member of the NASD. Its mailing address is 100 N. Greene Street, Greensboro, NC 27401. There may be other underwriters in the future.

The address of Alexander Hamilton Life Insurance Company of America, previously 33045 Hamilton Court, is now 32991 Hamilton Court. This change will appear on pages 1, 9 and the back cover of the prospectus and as appropriate in the Statement of Additional Information. In addition the 800 number has been changed to (800) 950-2454 and has been changed as appropriate.